UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

STOKE THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STOKE THERAPEUTICS, INC. 45 WIGGINS AVE. BEDFORD, MA 01730 Your Vote Counts! STOKE THERAPEUTICS, INC. 2023 Annual Meeting Vote by June 12, 2023 11:59 PM ET. For shares held in a Plan, vote by June 08, 2023 11 :59 PM ET. You invested in STOKE THERAPEUTICS, INC. and its time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 13, 2023. Get informed before you vote View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a number Vote Virtually at the Meeting* June 13, 2023 9:00AM EDT Virtually at: www.virtualshareholdermeeting.com/STOK2023 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Class I Directors to serve until the 2026 annual meeting of shareholders or until their successor has been duly elected and qualified. For Nominees: 01) Adrian R. Krainer 02) Garry E. Menzel 03) Julie Anne Smith 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year For ending December 31, 2023. 3. To approve an amendment to our Certificate of Incorporation to permit the exculpation of officers in certain For circumstances permitted under Delaware law. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.